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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported):     MAY 27, 1998



                             EVI WEATHERFORD, INC.
               (Exact name of registrant as specified in charter)



       DELAWARE                       1-13086                 04-2515019
(State of Incorporation)       (Commission File No.)       (I.R.S. Employer
                                                          Identification No.)



   5 POST OAK PARK, SUITE 1760,
          HOUSTON, TEXAS                                        77027-3415
(Address of Principal Executive Offices)                        (Zip Code)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (713) 297-8400


                                   EVI, INC.
         (Former name or former address, if changed since last report)

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                        Exhibit Index Appears on Page 5
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On May 27, 1998, EVI Weatherford, Inc., a Delaware corporation and formerly known as EVI, Inc. (the "Company"), completed the merger (the "Merger") of Weatherford Enterra, Inc., a Delaware corporation ("Weatherford"), with and into the Company pursuant to an Agreement and Plan of Merger dated as of March 4, 1998, as amended, by and between the Company and Weatherford. Approximately
49.9 million shares of the Company's common stock, $1.00 par value (the "Common Stock"), will be issued to the prior stockholders of Weatherford as consideration for the Merger and an additional 1.4 million shares of Common Stock will be reserved for issuance for the holders of outstanding Weatherford stock-based awards. The principle followed in fixing the exchange ratio in the Merger was based on negotiations between the parties.

          Information relating to any material relationships existing between the Company and Weatherford and any of their respective officers, directors or affiliates is incorporated herein by reference from pages 32-33, 45, 49-50, 52-57 and 73-82 of the Company's Joint Proxy Statement/Prospectus contained within the Company's Registration Statement on Form S-4, as amended (Reg. No. 333- 49527), and are filed herewith as Exhibit 99.1 and incorporated herein by reference.

         A copy of the press release announcing the closing of the Merger is filed as Exhibit 99.2 and is hereby incorporated herein by reference.


ITEM 5.   OTHER EVENTS.

         On May 27, 1997, and in connection with the Merger, the name of the Company was changed from EVI, Inc. to EVI Weatherford, Inc.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial Statements of Business Acquired.

         The financial statements of Weatherford for the periods specified in Rule 3-05(b) of Regulation S-X are filed herewith as Exhibits 99.3 and 99.4 and are incorporated herein by reference.

         (b)     Pro Forma Financial Information.

         The pro forma financial information required pursuant to Article 11 of Regulation S-X are filed herewith as Exhibits 99.5 and 99.6 are incorporated herein by reference.




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         (c)     Exhibits.

         2.1     -   Agreement and Plan of Merger dated as of March 4, 1998, by and between EVI, Inc. and Weatherford Enterra, Inc.
                     (incorporated by reference to Exhibit No. 2.1 to Amendment
                     No. 1 to Form 8-K on Form 8-K/A, File 1-13086, filed March
                     9, 1998).

         2.2     -   Amendment No. 1 dated as of April 17, 1998, to the
                     Agreement and Plan of Merger dated as of March 4, 1998, by and between EVI, Inc. and Weatherford Enterra, Inc.
                     (incorporated by reference to Exhibit No. 2.2 to Form 8-K,
                     File 1-13086, filed April 21, 1998).

         2.3     -   Amendment No. 2 dated as of April 22, 1998, to the
                     Agreement and Plan of Merger dated as of March 4, 1998, as amended, by and between EVI, Inc. and Weatherford Enterra, Inc. (incorporated by reference to Exhibit No. 2.3 to Form
                     8-K, File 1-13086, filed April 23, 1998).

         3.1     -   Amended and Restated Certificate of Incorporation of the
                     Company.

         3.2     -   Amended and Restated By-Laws of the Company.

         4.1     -   First Supplemental Indenture dated and effective as of
                     May 27, 1998, by and among EVI Weatherford, Inc., the successor by merger to Weatherford Enterra, Inc., and Bank of Montreal Trust Company, as Trustee.

        23.1     -   Consent of Arthur Andersen LLP, with respect to the
                     financial statements of Weatherford Enterra, Inc.

        23.2     -   Consent of Arthur Andersen LLP, with respect to the
                     financial statements of EVI Weatherford, Inc.

        99.1     -   Information from pages 32-33, 45, 49-50, 52-57 and 73-82 of the Company's Registration Statement on Form S-4, as amended (Reg. No. 333-49527).

        99.2     -   Press Release of the Company dated May 27, 1997, announcing the closing of the Merger.

        99.3     -   Consolidated Financial Statements of Weatherford Enterra,
                     Inc. as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997.

        99.4     -   Consolidated Financial Statements of Weatherford Enterra,
                     Inc. for the quarterly period ended March 31, 1998.

        99.5     -   Pro forma information of the Company for the year ended
                     December 31, 1997.

        99.6     -   Pro forma information of the Company for the quarterly
                     period ended March 31, 1998.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EVI WEATHERFORD, INC.
                                        (formerly known as EVI, Inc.)



Dated: June 2, 1998                              /s/ Curtis W. Huff
                                        --------------------------------------
                                                    Curtis W. Huff
                                                Senior Vice President,
                                            General Counsel and Secretary




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                               INDEX TO EXHIBITS

Number                                  Exhibit
------                                  -------
 2.1     -   Agreement and Plan of Merger dated as of March 4, 1998, by and between EVI, Inc. and Weatherford Enterra, Inc.
             (incorporated by reference to Exhibit No. 2.1 to Amendment
             No. 1 to Form 8-K on Form 8-K/A, File 1-13086, filed March
             9, 1998).

 2.2     -   Amendment No. 1 dated as of April 17, 1998, to the
             Agreement and Plan of Merger dated as of March 4, 1998, by and between EVI, Inc. and Weatherford Enterra, Inc.
             (incorporated by reference to Exhibit No. 2.2 to Form 8-K,
             File 1-13086, filed April 21, 1998).

 2.3     -   Amendment No. 2 dated as of April 22, 1998, to the
             Agreement and Plan of Merger dated as of March 4, 1998, as amended, by and between EVI, Inc. and Weatherford Enterra,
             Inc. (incorporated by reference to Exhibit No. 2.3 to Form
             8-K, File 1-13086, filed April 23, 1998).

 3.1     -   Amended and Restated Certificate of Incorporation of the
             Company.

 3.2     -   Amended and Restated By-Laws of the Company.

 4.1     -   First Supplemental Indenture dated and effective as of
             May 27, 1998, by and among EVI Weatherford, Inc., the
             successor by merger to Weatherford Enterra, Inc., and Bank of Montreal Trust Company, as Trustee.

23.1     -   Consent of Arthur Andersen LLP, with respect to the
             financial statements of Weatherford Enterra, Inc.

23.2     -   Consent of Arthur Andersen LLP, with respect to the
             financial statements of EVI Weatherford, Inc.

99.1     -   Information from pages 32-33, 45, 49-50, 52-57 and
             73-82 of the Company's Registration Statement on
             Form S-4, as amended (Reg. No. 333-49527).

99.2     -   Press Release of the Company dated May 27, 1997, announcing the closing of the Merger.

99.3     -   Consolidated Financial Statements of Weatherford Enterra,
             Inc. as of December 31, 1997 and 1996 and for each of the
             three years in the period ended December 31, 1997.

99.4     -   Consolidated Financial Statements of Weatherford Enterra,
             Inc. for the quarterly period ended March 31, 1998.

99.5     -   Pro forma information of the Company for the year ended
             December 31, 1997.

99.6     -   Pro forma information of the Company for the quarterly
             period ended March 31, 1998.

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